Exhibit 99.1

Horizon Space Acquisition II Corp. Postponed the Extraordinary General Meeting to February 12, 2026 and Extended the Redemption Request Deadline

New York, NY, Jan. 30, 2026 (GLOBE NEWSWIRE) -- Horizon Space Acquisition II Corp. (the “Company” or “HSPT”) (NASDAQ: HSPT) today announced that it postponed the extraordinary general meeting (the “Extraordinary Meeting”) originally scheduled at 9:00 a.m. Eastern Time, on February 3, 2026, to 9:00 a.m. Eastern Time, on February 12, 2026 (the “Postponement”) to allow the Company additional time to engage with its shareholders.

There is no change to the location, the record date, the purpose or any of the proposals to be acted upon at the Meeting. The physical location of the Meeting remains at the offices of Robinson & Cole LLP, 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547). The record date for determining the Company’s shareholders entitled to receive notice of and to vote at the Meeting remains the close of business on December 29, 2025 (the “Record Date”). Shareholders as of the Record Date can vote, even if they have subsequently sold their shares. Shareholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders who have not yet done so are encouraged to vote as soon as possible. As a result of the Postponement, the deadline for the Company’s public shareholders to deliver their redemption requests is extended to 5:00 p.m. Eastern Time on February 10, 2026.

If you have questions regarding the certification of your position or delivery of your shares, please contact:

VStock Transfer, LLC
18 Lafayette Place, Woodmere,
New York 11598
Email: action@vstocktransfer.com
Attn: Action Team

The Company’s shareholders who have questions regarding the Postponement of the Meeting or the impact on the votes casted, or would like to request documents may contact the Company’s proxy solicitor, Advantage Proxy, Inc., at (877) 870-8565, or banks and brokers can call (206) 870-8565, or by email at ksmith@advantageproxy.com.

Forward-Looking Statements

This press release includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding the advantages and expected growth of the combined company, the cash position of the combined company following the closing, the ability of HSPT and SL BIO Ltd. (“SL Bio”) to consummate the proposed business combination (the “Business Combination”) as contemplated in the definitive proxy statement (as amended and supplemented, the “Definitive Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on January 13, 2026, and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in HSPT’s Annual Report on Form 10-K filed with the SEC on March 27, 2025 (the “Form 10-K”), HSPT’s final prospectus dated November 14, 2024 filed with the SEC (the “Final Prospectus”) related to its initial public offering, the Definitive Proxy Statement dated January 13, 2026 filed with the SEC and the amendments and supplements thereto in connection with the Business Combination, and in other documents filed by HSPT with the SEC from time to time. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: SL Bio’s or the combined company’s limited operating history; the ability of SL Bio or the combined company to identify and integrate acquisitions; general economic and market conditions impacting demand for the products of SL Bio or the combined company; the inability to complete the proposed Business Combination; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the amount of cash available following any redemptions by HSPT’s shareholders; the ability to meet stock exchange’s listing standards following the consummation of the proposed Business Combination; costs related to the proposed Business Combination; and such other risks and uncertainties as are discussed in the Form 10-K, the Final Prospectus and Definitive Proxy Statement and the amendments and supplements thereto. Other factors include the possibility that the proposed Business Combination do not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

SL Bio, PubCo (as defined below) and HSPT each expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of SL Bio, PubCo or HSPT with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed Business Combination, SL Science Holding Limited, a Cayman Islands exempted company limited by shares (“PubCo”) has filed with the SEC the registration statement on Form F-4 (the “Registration Statement”), which includes the Definitive Proxy Statement containing information about the proposed Business Combination. The Registration Statement was declared effective on January 13, 2026, and the Definitive Proxy Statement is first being mailed to HSPT’s shareholders as of the Record Date established for voting on the proposed Business Combination on or about January 13, 2026.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT, DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. Shareholders of HSPT will also be able to obtain copies of the Definitive Proxy Statement without charge, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

PubCo, SL Bio, HSPT and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from HSPT’s shareholders with respect to the proposed Business Combination. Information regarding HSPT’s directors and executive officers is available in HSPT’s filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the proposed Business Combination and a description of their direct and indirect interests, by security holdings or otherwise are contained in the Definitive Proxy Statement.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

About Horizon Space Acquisition II Corp.

Horizon Space Acquisition II Corp. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

Contact Information:

Michael Li

Chief Executive Officer

Horizon Space Acquisition II Corp.

(646)257-5537

mlee@horizonspace.cc